UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475
______________________________________________

Strategic Global Income Fund, Inc.
______________________________________________________________________________
(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management (Americas) Inc. 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2007

Item 1. Reports to Stockholders.

Strategic Global Income Fund, Inc.
Annual Report
November 30, 2007

Strategic Global Income Fund, Inc.

January 15, 2008

Dear shareholder,
This report provides an overview of the performance of Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2007.

Performance
Over the 12 months ended November 30, 2007, the Fund returned 4.22% on a net asset value basis, compared with the 5.52% median net asset value return for the Fund’s peer group, the Lipper Global Income Funds, and the 8.45% return for the Fund’s benchmark, the Strategic Global Benchmark(1) (the “Benchmark”). On a market price basis, the Fund declined 3.45% over the 12-month period, compared with its Lipper peer group’s median market price decline of 0.74% over the same time period. (For more on performance, please refer to “Performance at a glance” on page 7.)

The Fund did not use leverage during the reporting period. That is, the Fund did not have preferred stock outstanding or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

The Fund traded at a premium to its net asset value (“NAV”) per share during the first half of the reporting period, but began trading at a discount to its NAV as the markets grew more turbulent in late June 2007. We believe that this reversal—which was seen in a majority of fixed income closed-end fund categories—was partly due to that fact that investors sold off shares to move into what they perceived to be safer investments.
Strategic Global Income Fund, Inc.

Investment goals:
Primarily, high level of current income; secondarily, capital appreciation

Portfolio Management:
Portfolio management team, including Uwe Schillhorn UBS Global Asset Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

(1)	An unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index—Global. It does not reflect fees and expenses.

Strategic Global Income Fund, Inc.

The difference in the Fund’s market price and net asset value performance relative to its Lipper peer group medians can be explained, in part, by looking at where the Fund stood relative to its peers at the beginning and ending of the reporting period. At the beginning, the Fund was trading at a slight premium. By the end of the reporting period, however, the market price of its shares was lower than the Fund’s NAV per share, like many of its peers.

A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternately, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	The US economy appeared to strengthen during much of the reporting period. US gross domestic product (“GDP”) expanded only 0.6% during the first quarter of 2007—the slowest growth rate in the US since the fourth quarter of 2002. The US economy then picked up steam in the second quarter, boosted by improving manufacturing activity. During this period, GDP growth was a solid 3.8%. The Commerce Department then reported that its final estimate for third quarter US GDP growth was 4.9%. Despite the weak housing market, the issues related to subprime mortgages, and tighter credit conditions, overall economic growth remained robust. This was due in part to strong consumer spending and increased exports. While initial fourth quarter GDP figures will not be released until the end of January 2008, US economic growth is expected to moderate significantly.

Overseas, economic news was mixed. After holding up relatively well for much of the period, growth in Europe was dampened by troubles in the US housing market, the strong euro, and high oil prices. In November, the European Commission reduced its growth forecast for the region in 2008 from 2.5% to 2.2%. Japan’s economy appeared to lose momentum during the reporting period. Economic forecasts for the country were scaled back due to weakness in the housing market, tepid consumer spending and high energy prices.

Strategic Global Income Fund, Inc.

In sharp contrast, economic growth in many emerging markets countries was robust. For example, China’s economy continued to expand at a double-digit pace despite efforts by the government to temper growth by raising interest rates. India’s economy also continued to grow rapidly, triggering a tighter monetary policy in that country.

Q.	How did the world’s bond markets perform over the reporting period?
A.	The global bond markets experienced periods of significant volatility during the reporting period. In the US and other developed markets, bond prices fluctuated in response to changing expectations regarding economic growth, inflation and central bank monetary policies. Issues related to the bursting of the housing bubble and the subprime mortgage meltdown triggered several “flights to quality” over the reporting period. During those times, investors flocked to the relative safety of high-quality government bonds, and largely shunned lower-quality fixed income securities.

In the US, the Federal Reserve Board (the “Fed”) lowered short-term interest rates in September, October and December 2007. At the time of this writing, the federal funds rate stood at 4.25%, its lowest level since December 2005. Since last raising rates in June 2007, the European Central Bank (the “ECB”) has kept rates at 4.0%. Despite calls for lowering rates given the issues in the credit markets, the ECB has remained on hold, citing inflationary concerns. In the UK, the Bank of England lowered rates from 5.75% to 5.50% in December 2007, its first rate cut in two years.

Emerging markets debt generally performed well during the first half of the reporting period. Volatility then increased in June 2007, as concern over the US subprime mortgage market spilled over into global capital markets. This caused emerging markets debt prices to fall in June and July. However, their prices began to rebound in August, and stayed buoyant for much of the remainder of the reporting period. This rally was triggered when major central banks added liquidity to the marketplace to combat the global credit crunch.

Q.	How did you position the portfolio from a duration standpoint?
A.	We kept the Fund’s duration—which measures its sensitivity to interest rate change—lower than its benchmark throughout most of the reporting period. To help manage the Fund’s level of risk, we lowered the duration in response to the market volatility that prevailed during the latter half of the reporting period. As a result, the Fund’s duration

Strategic Global Income Fund, Inc.

positioning did not have a material impact on the Fund’s performance over the reporting period.

Q.	Which currency strategies did you use during the period?
A.	The currencies of developing countries performed well relative to the US dollar and the currencies of other developed countries during the reporting period. In particular, currencies of higher-yielding countries strengthened during the period.

In this environment, we used a “carry trade” strategy in an effort to enhance returns. The carry of an asset is the return obtained from holding it (or the cost of holding it, if the asset’s return is negative). In a carry trade strategy, an investor sells a certain currency with a relatively low interest rate, and uses those funds to purchase a different currency yielding a higher interest rate. Currency exposures benefiting the Fund’s performance included the Brazilian real, Dominican Republic peso, Hungarian forint, Polish zloty and the Turkish lira. In contrast, the Argentine peso weakened during the reporting period, and the Fund’s exposure to the peso detracted from performance.

Q.	Which holdings or strategies generated strong results over the period?
A.	The weakness of the US dollar meant that the Fund’s exposure to euro-denominated investments in several European countries, particularly Germany, helped performance. As mentioned earlier, investments in Brazil and Turkey performed well for the Fund during the reporting period. Both countries have offered some of the highest yields among the emerging markets countries for quite some time, and have drawn important capital inflows. We reduced our positions in both countries, realizing gains for the Fund. In addition, the yields from a few other currencies not tied to the US dollar continued to be very attractive.

Q.	Were there any particular strategies that didn’t work well for the Fund?
A.	The Fund’s investment in Argentina hindered performance during the reporting period. This was especially true during the second half, when increased risk aversion gripped the markets and led to increased volatility in emerging markets. This had a negative impact on countries with relatively weak monetary policy institutions, including Argentina. Another factor in the decline of Argentina’s currency was the widespread distrust in the country’s official inflation indices following allegations of government manipulation of inflation data.

Strategic Global Income Fund, Inc.

Our reasons for investing in Argentine debt remain unchanged, however. While we recognize the recent volatility, we believe that it is possible that the country’s markets will gain stability. In our view, the recent change in administration following the country’s October 2007 election and potential policy changes improve the outlook for Argentina.

Q.	What is your outlook on the global economy and fixed income markets?
A.	We believe that economic fundamentals in many emerging markets countries remain healthy, in part because many emerging markets economies are commodity exporters. Commodity prices generally rose throughout the reporting period, improving the overall balance sheets of many emerging markets countries. Additionally, many of these countries have ample cash reserves. Together, these factors strengthened emerging markets debt fundamentals, helping the asset class to perform relatively well despite the increased volatility in the credit markets.

Due to our confident view of the fundamentals in emerging markets countries, we believe that the asset class is likely to be relatively well-supported going forward. In our view, while the larger economic environment may deteriorate due to the potential slowdown in the US and other major economies, emerging markets countries should be able to weather these problems better than in the past.

This isn’t to say that conditions are rosy across the board in emerging markets countries, however. Some countries have failed to improve their fiscal health, and are not better able to repay their debts despite improvement in global economic conditions in recent years. As a result, while we believe that emerging markets debt should perform well overall, we also are alert to the possibility that problems could arise in certain countries.

Strategic Global Income Fund, Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,
Kai R. Sotorp
President
Strategic Global Income Fund, Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Uwe Schillhorn, CFA
Head of Emerging Markets Debt
Strategic Global Income Fund, Inc.
Executive Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended November 30, 2007. The views and opinions in the letter were current as of January 15, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/07

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	4.22%	9.37%	8.18%

Lipper Global Income Funds median	5.52	11.70	7.81

Market price returns

Strategic Global Income Fund, Inc.	(3.45)%	5.46%	9.13%

Lipper Global Income Funds median	(0.74)	12.57	9.64

Index returns

Strategic Global Benchmark(1)	8.45%	9.73%	7.89%

Citigroup World Government Bond Index (WGBI)SM(2)	9.44%	7.97%	6.33%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	An unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index and 33% J.P. Morgan Emerging Markets Bond Index—Global (EMBI Global).

(2)	The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics*	11/30/07	05/31/07	11/30/06

Net assets (mm)	$208.1	$211.8	$216.4

Weighted average maturity	4.94 yrs	8.04 yrs	6.41 yrs

Modified duration†	3.1%	5.2%	4.0%

Currency exposure**	11/30/07	05/31/07	11/30/06

US dollar denominated	44.9%	44.2%	47.7%

Non US dollar denominated	55.1	55.8	52.3

Total	100.0%	100.0%	100.0%

Credit quality**	11/30/07	05/31/07	11/30/06

AAA	37.8%	45.4%	27.3%

AA	4.0	4.9	3.2

A	6.1	10.9	4.0

BBB	9.2	8.7	5.8

BB	4.2	3.2	11.6

B	8.9	0.8	7.2

CCC	0.2	1.0	3.9

D	0.7	0.7	0.6

Non-rated	17.3	13.6	16.2

Equity/preferred	1.4	0.6	4.6

Cash equivalents	11.4	9.8	12.5

Other assets, less liabilities	(1.2)	0.4	3.1

Total	100.0%	100.0%	100.0%

*	Characteristics will vary over time.
**	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.
†	Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in yield of the portfolio’s holdings.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Top 10 countries/
supranationals
(other than short-term
investments)***	11/30/07		05/31/07		11/30/06

United States	23.3%	United States	24.4%	United States	19.4%

Germany	15.0	Germany	11.8	Argentina	12.8

Argentina	9.9	Argentina	11.1	Germany	11.9

Malaysia	7.5	Malaysia	7.3	Malaysia	6.4

Sovereign/supranational	4.9	France	5.2	Turkey	5.8

Russia	3.8	Turkey	4.8	France	4.6

Egypt	3.6	Sovereign/supranational	3.6	Brazil	2.9

Italy	2.7	Egypt	3.4	Russia	2.7

France	2.7	Russia	3.0	Ecuador	2.0

Turkey	2.2	Italy	2.5	Kazakhstan	1.6

Total	75.6%		77.1%		70.1%

***	Weightings represent percentages of net assets of the entire Fund as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Strategic Global Income Fund, Inc.

Industry diversification
As a percentage of net assets
As of November 30, 2007 (unaudited)

Bonds
US bonds
US corporate bonds
Commercial banks	1.04%
Consumer finance	1.42
Diversified financial services	2.53
Diversified telecommunication services	0.50
Household durables	0.91
Media	0.48
Thrifts & mortgage finance	1.35

Total US corporate bonds	8.23
Asset-backed securities	1.89
Commercial mortgage-backed securities	0.92
Mortgage & agency debt securities	6.50
Stripped mortgage-backed security	0.01
US government obligations	5.78

Total US bonds	23.32

International bonds
International corporate bonds
Beverages	0.50
Commercial banks	4.32
Diversified financial services	9.72
Pharmaceuticals	0.75

Total international corporate bonds	15.29
Foreign government bonds	44.71
Sovereign/supranational bonds	4.94

Total international bonds	64.94

Total bonds	88.26
Warrants	1.21
Short-term investments	11.34
Options	0.23
Investment of cash collateral from securities loaned	0.17

Total investments	101.21
Liabilities, in excess of cash and other assets	(1.21)

Net assets	100.00%

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

	Face
	amount	Value

Bonds—88.26%

US bonds—23.32%

US corporate bonds—8.23%
Bank One Corp.,
7.875%, due 08/01/10	$2,000,000	$2,163,358

Bear Stearns Cos. Inc.,
5.025%, due 05/18/10(1)	1,000,000	971,344

Citigroup Inc.,
5.125%, due 02/14/11	2,000,000	2,006,892

Countrywide Home Loans, Inc.,
3.250%, due 05/21/08(2)	500,000	445,239

4.250%, due 12/19/07	170,000	168,313

Fortune Brands, Inc.,
5.375%, due 01/15/16	2,000,000	1,899,578

General Electric Capital Corp.,
6.000%, due 06/15/12	2,000,000	2,107,390

GMAC LLC,
6.875%, due 09/15/11	1,000,000	873,702

Historic TW, Inc.,
7.480%, due 01/15/08	1,000,000	1,002,499

HSBC Finance Corp.,
6.750%, due 05/15/11	2,000,000	2,090,130

Residential Capital LLC,
7.625%, due 11/21/08	2,000,000	1,560,000

Sprint Capital Corp.,
7.625%, due 01/30/11	1,000,000	1,038,243

Washington Mutual Preferred Funding,
9.750%, due 12/31/49(1),(3)	1,000,000	800,000

Total US corporate bonds (cost—$18,634,311)		17,126,688

Asset-backed securities—1.89%
Conseco Finance Securitizations Corp.,
Series 00-5, Class A5,
7.700%, due 02/01/32	432,792	432,918

First Franklin Mortgage Loan Asset Backed Certificates,
Series 06-FFB, Class A2,
4.919%, due 12/25/26(1)	544,411	383,875

Series 06-FFA, Class B2,
6.000%, due 09/25/26(3),(4)	848,459	15,696

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

	Face
	amount		Value

Bonds—(continued)

US bonds—(continued)

Asset-backed securities—(concluded)
Green Tree Financial Corp.,
Series 99-1, Class A5,
6.110%, due 09/01/23		$1,216,676	$1,229,311

Home Equity Mortgage Trust,
Series 06-3, Class A1,
5.594%, due 09/25/36(1)		329,564	190,580

Series 06-5, Class A1,
5.500%, due 01/25/37(4)		427,201	270,429

Merrill Lynch Mortgage Investors, Inc.,
Series 06-SL1, Class A,
4.969%, due 09/25/36(1)		133,568	129,827

Nomura Asset Acceptance Corp.,
Series 06-S4, Class A1,
4.959%, due 08/25/36(1)		984,544	738,408

SACO I, Inc.,
Series 06-5, Class 2A1,
4.939%, due 05/25/36(1)		974,366	548,771

Total asset-backed securities (cost—$5,658,824)			3,939,815

Commercial mortgage-backed securities—0.92%
Commercial Mortgage Acceptance Corp.,
Series 97-ML1, Class D,
7.011%, due 12/15/30(1)		977,000	974,120

Morgan Stanley Dean Witter Capital I,
Series 00-LIF2, Class A2,
7.200%, due 10/15/33		901,984	941,970

Total commercial mortgage-backed securities (cost $2,050,853)			1,916,090

Mortgage & agency debt securities—6.49%
Countrywide Alternative Loan Trust,
Series 05-J2, Class 2A1,
7.500%, due 12/25/34		225,548	230,696

Federal Home Loan Mortgage Corp.,
5.750%, due 09/15/10	EUR	1,400,000	2,117,148

Federal National Mortgage Association Pool,
# 816594, 4.911%, due 02/01/35(1)		$1,424,955	1,426,196

JPMorgan Alternative Loan Trust,
Series 06-A5, Class 2A6,
5.800%, due 10/25/36(1)		6,492,000	6,229,572

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

	Face
	amount		Value

Bonds—(continued)

US bonds—(concluded)

Mortgage & agency debt securities—(concluded)
Wells Fargo Mortgage Backed Securities Trust,
Series 06-18, Class B1,
6.000%, due 12/25/36		$3,970,240	$3,498,401

Total mortgage & agency debt securities (cost—$14,073,274)			13,502,013

Stripped mortgage-backed security—0.01%
Federal Home Loan Mortgage Corp.,
REMIC, Series 3033, Class OI, IO,
5.500%, due 10/15/22(5)
(cost—$12,652)		543,246	13,204

US government obligations—5.78%
US Treasury Bonds
4.750%, due 02/15/37		1,450,000	1,530,996

6.250%, due 08/15/23		2,505,000	3,025,569

6.250%, due 05/15/30		925,000	1,164,199

8.125%, due 08/15/19		300,000	407,344

US Treasury Notes
4.125%, due 05/15/15		435,000	443,632

4.875%, due 06/30/09		3,350,000	3,441,341

4.875%, due 06/30/12		1,895,000	2,010,773

Total US government obligations (cost—$11,516,968)			12,023,854

Total US bonds (cost—$51,946,882)			48,521,664

International bonds—64.94%

International corporate bonds—15.29%

Brazil—1.05%
Barclays Bank PLC, Inflation Credit-Linked Note,
6.000%, due 05/17/45(3)	BRL	2,530,000	2,184,237

Malaysia—7.46%
Johor Corp.,
1.000%, due 07/31/09(5)	MYR	6,600,000	2,334,373

1.000%, due 07/31/12(5)		38,240,000	13,184,247

			15,518,620

Netherlands—0.77%
Rabobank Nederland,
4.125%, due 04/04/12	EUR	1,110,000	1,604,634

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

International corporate bonds—(concluded)

Russia—3.03%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	115,000,000	$4,700,148

ING Bank N.V., Credit-Linked Note,
7.798%, due 02/16/11(3)		39,300,000	1,595,163

			6,295,311

Turkey—0.91%
Citigroup Funding Inc., Credit-Linked Note,
15.000%, due 02/11/10(3)		$1,800,000	1,888,632

Ukraine—0.82%
Morgan Stanley, Credit-Linked Note,
14.500%, due 04/06/08	UAH	8,400,000	1,706,308

United Kingdom—1.25%
AstraZeneca PLC,
5.400%, due 09/15/12		$1,500,000	1,548,562

SABMiller PLC,
6.500%, due 07/01/16(3)		1,000,000	1,048,767

			2,597,329

Total international corporate bonds (cost—$27,705,922)			31,795,071

Foreign government bonds—44.71%

Argentina—9.88%
Argentina Prestamos Garantizadad,
4.000%, due 05/15/09	ARS	1,960,124	1,595,522

5.286%, due 01/14/09(1)		2,000,000	747,218

5.286%, due 01/19/12(1)		5,500,000	4,074,722

Republic of Argentina,
2.000%, due 03/15/14(1)		3,600,000	1,230,524

2.000%, due 03/15/24(1)		2,600,000	500,159

5.389%, due 08/03/12(1)		$19,170,000	10,744,785

7.000%, due 03/28/11		210,000	195,300

11.750%, due 04/07/09(6)		4,000,000	1,460,000

			20,548,230

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

	Face
	amount		Value

Bonds—(continued)

International bonds—(continued)

Foreign government bonds—(continued)

Austria—1.11%
Republic of Austria,
3.800%, due 10/20/13(3)	EUR	185,000	$267,046

5.000%, due 01/15/08		1,390,000	2,035,203

			2,302,249

Belgium—0.85%
Government of Belgium,
5.750%, due 03/28/08	EUR	1,200,000	1,761,854

Dominican Republic—1.55%
Republic of Dominica,
9.000%, due 03/31/10	DOP	120,000,000	3,219,076

Egypt—3.62%
Egypt Government Bond,
8.500%, due 02/14/08	EGP	40,618,000	7,534,327

El Salvador—1.14%
Republic of El Salvador,
7.750%, due 01/24/23		$2,040,000	2,366,400

France—2.70%
Government of France,
3.750%, due 04/25/21	EUR	740,000	1,008,199

5.500%, due 04/25/29		2,830,000	4,619,454

			5,627,653

Germany—15.04%
Bundesobligation,
3.500%, due 10/10/08	EUR	1,610,000	2,344,279

Bundesschatzanweisungen,
2.750%, due 12/14/07		15,170,000	22,181,237

Deutsche Bundesrepublik,
3.750%, due 01/04/15		660,000	947,501

4.750%, due 07/04/34		1,315,000	1,975,837

6.250%, due 01/04/24		360,000	633,017

Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12		640,000	950,577

5.000%, due 07/04/11		1,500,000	2,258,039

			31,290,487

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

	Face
	amount		Value

Bonds—(concluded)

International bonds—(concluded)

Foreign government bonds—(concluded)

Hungary—1.67%
Republic of Hungary,
5.500%, due 02/12/14	HUF	325,000,000	$1,728,785

7.000%, due 06/24/09		306,000,000	1,753,133

			3,481,918

Italy—2.72%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	2,700,000	3,401,196

6.500%, due 11/01/27		1,275,000	2,266,852

			5,668,048

Netherlands—0.52%
Government of Netherlands,
4.000%, due 01/15/37	EUR	815,000	1,074,445

Poland—1.86%
Government of Poland,
5.750%, due 06/24/08	PLN	9,560,000	3,876,963

Russia—0.79%
Russian Federation,
7.500%, due 03/31/30(3),(4)		$412,297	468,740

7.500%, due 03/31/30(4)		1,039,500	1,181,132

			1,649,872

Turkey—1.26%
Government of Turkey,
14.000%, due 01/19/11	TRY	3,120,000	2,621,749

Total foreign government bonds (cost—$89,134,253)			93,023,271

Sovereign/supranational bonds—4.94%
European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	2,461,578

6.125%, due 05/21/10	AUD	9,100,000	7,826,137

Total sovereign/supranational bonds (cost—$9,836,029)			10,287,715

Total international bonds (cost—$126,676,204)			135,106,057

Total bonds (cost—$178,623,086)			183,627,721

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

	Number of
	warrants	Value

Warrants—1.21%
Republic of Argentina, expires 12/15/35*(7)
(cost—$2,336,707)	27,250,000	$2,521,282

	Shares

Short-term investments—11.34%

Other—11.24%
UBS Supplementary Trust —
U.S. Cash Management Prime Fund,4.89%(8),(9)
(cost—$23,377,429)	23,377,429	23,377,429

	Face
	amount

US government obligations—0.10%
US Treasury Bills,
4.863%, due 12/20/07(10),(11)
(cost—$209,479)	$210,000	209,578

Total short-term investments (cost—$23,586,908)		23,587,007

	Number of
	contracts

Options purchased—0.23%

Call options—0.09%
90 Day Eurodollar futures, strike at USD 96.25, expires June 2008*	255	189,656

Put options—0.14%
10 Year US treasury note futures, strike at USD 111.00, expires February 2008*	467	299,172

Total options purchased (cost—$519,726)		488,828

	Shares

Investment of cash collateral from securities loaned—0.17%
UBS Private Money Market Fund LLC,4.88%(8),(12)
(cost—$364,670)	364,670	364,670

Total investments—101.21% (cost—$205,431,097)		210,589,508

Liabilities, in excess of cash and other assets—(1.21)%		(2,523,996)

Total net assets—100.00%		$208,065,512

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

*	Non-income producing security.
(1)	Floating rate security—The interest rate shown is the current rate as of November 30, 2007.
(2)	Security or portion thereof, was on loan at November 30, 2007.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless otherwise noted, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the value of these securities amounted to $8,268,281 or 3.97% of net assets.
(4)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of November 30, 2007. Maturity date disclosed is the ultimate maturity date.
(5)	Security is illiquid. These securities amounted to $15,531,824 or 7.46% of net assets.
(6)	Bond interest in default.
(7)	Security represents an equity claim linked to Argentina’s gross domestic product.
(8)	The rate shown reflects the yield at November 30, 2007.
(9)	The table below details the Fund’s investment in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	11/30/06	11/30/07	11/30/07	11/30/07	11/30/07

UBS Supplementary Trust—U.S. Cash Management Prime Fund	$26,831,581	$168,944,352	$172,398,504	$23,377,429	$1,007,438

(10)	The rate shown is the effective yield at the date of purchase.
(11)	This security was delivered to cover margin requirements on futures contracts.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

(12)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended November 30, 2007. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value	year ended	year ended	Value	year ended
description	11/30/06	11/30/07	11/30/07	11/30/07	11/30/07

UBS Private Money Market Fund LLC	$1,829,250	$21,067,567	$22,532,147	$364,670	$6,115

IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
GMAC	General Motors Acceptance Corp.
REMIC	Real Estate Mortgage Investment Conduit

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
MYR	Malaysian Ringgit
PLN	Polish Zloty
RUB	Russian Ruble
TRY	New Turkish Lira
UAH	Ukrainian Hryvnia
USD	United States Dollar

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of November 30, 2007:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	23,450,000	USD	20,161,724	05/29/08	$(295,353)

Brazilian Real	3,870,000	USD	2,163,220	02/21/08	21,393

Canadian Dollar	15,980,000	USD	16,227,469	05/29/08	248,055

Swiss Franc	1,180,000	USD	1,067,197	05/29/08	14,478

Euro	23,375,000	USD	34,653,438	05/29/08	433,061

Great Britain Pound	10,090,000	USD	20,621,337	05/29/08	17,927

Japanese Yen	154,200,000	USD	1,429,962	05/29/08	15,730

Ukrainian Hryvnia	2,070,000	USD	366,372	05/18/09	(23,473)

United States Dollar	197,948	ARS	723,500	11/16/09	(981)

United States Dollar	17,647,867	CHF	19,260,000	05/29/08	(465,339)

United States Dollar	527,148	IDR	5,000,000,000	02/28/08	4,577

United States Dollar	34,865,785	JPY	3,688,800,000	05/29/08	(1,034,269)

United States Dollar	2,034,838	MXN	22,680,000	05/29/08	14,581

United States Dollar	4,350,450	MYR	14,487,000	02/21/08	(31,409)

United States Dollar	58,953	NZD	80,000	05/29/08	832

United States Dollar	4,210,612	SAR	15,490,000	02/26/08	(8,107)

United States Dollar	19,065,079	SEK	120,110,000	05/29/08	(250,561)

United States Dollar	4,563,001	SGD	6,525,000	05/29/08	(6,253)

United States Dollar	16,888,540	TWD	537,900,000	02/21/08	(25,015)

United States Dollar	372,973	UAH	2,070,000	05/18/09	16,872

Net unrealized depreciation on forward foreign currency contracts					$(1,353,254)

Currency type abbreviations:
ARS	Argentine Peso
CHF	Swiss Franc
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
SAR	Saudia Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TWD	New Taiwan Dollar
UAH	Ukrainian Hryvnia
USD	United States Dollar

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2007

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of November 30, 2007:

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

Interest rate futures buy contracts:
90 Day Eurodollar,
209 contracts	December 2007	$49,712,828	$49,718,488	$5,660

90 Day Eurodollar,
52 contracts	January 2008	12,404,036	12,405,900	1,864

US treasury futures buy contracts:
10 Year US treasury notes,
140 contracts	March 2008	15,843,471	15,848,437	4,966

US treasury futures sell contracts:
2 Year US treasury notes,
127 contracts	March 2008	(26,682,674)	(26,683,891)	(1,217)

Net unrealized appreciation on futures contracts				$11,273

The segregated aggregate market value of investments delivered to cover margin requirements for open futures positions at November 30, 2007 was $209,578.

Options written
Strategic Global Income Fund, Inc. had the following open options written as of November 30, 2007:

	Expiration	Premiums		Unrealized
	date	received	Value	depreciation

Call options written
1 Year Eurodollar Mid-Curve Futures, 204 contracts, strike @ USD 96.37	June 2008	$200,999	$205,275	$(4,276)

Currency type abbreviation:
USD	United States Dollar

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of assets and liabilities—November 30, 2007

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$181,688,998)*	$186,847,409

Investments in securities of affiliated issuers, at value (cost—$23,742,099)	23,742,099

Total investments (cost—$205,431,097)	210,589,508

Foreign currency, at value (cost—$1,232,675)	1,283,543

Interest receivable	2,360,299

Unrealized appreciation on forward foreign currency contracts	787,506

Variation margin receivable	6,642

Other assets	6,970

Total assets	215,034,468

Liabilities:
Due to custodian bank	50,508

Payable for investments purchased	3,678,056

Unrealized depreciation on forward foreign currency contracts	2,140,760

Payable to investment advisor and administrator	165,789

Payable for cash collateral from securities loaned	364,670

Directors’ fees payable	4,656

Outstanding swap agreements, at value	110,711

Options written, at value (premiums received—$200,999)	205,275

Accrued expenses and other liabilities	248,531

Total liabilities	6,968,956

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
18,258,828 shares issued and outstanding	206,099,103

Distributions in excess of net investment income	(3,712,312)

Accumulated net realized gain from investment transactions	1,829,375

Net unrealized appreciation of investments, futures, swaps, forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	3,849,346

Net assets	$208,065,512

Net asset value per share	$11.40

*	Includes $360,000 of securities on loan, at value.

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of operations

For the
year ended
November 30, 2007

Investment income:
Interest income, net of foreign withholding taxes of $185 (includes $1,007,438 earned from an affiliated entity)	$10,712,471

Securities lending income (all of which was earned from an affiliated entity)	6,115

Total income	10,718,586

Expenses:
Investment advisory and administration fees	2,148,613

Custody and accounting fees	176,823

Professional fees	95,600

Reports and notices to shareholders	75,225

Listing fees	31,780

Transfer agency fees	17,800

Directors’ fees	12,600

Insurance expenses	8,166

Other expenses	9,375

Total expenses	2,575,982

Net investment income	8,142,604

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	3,450,147

Futures	2,532,642

Swap agreements	149,670

Forward foreign currency contracts and foreign currency transactions	(577,936)

Net change in unrealized appreciation/(depreciation) of:
Investments	(3,498,228)

Futures	(72,384)

Options written	(4,276)

Swap agreements	(316,351)

Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(1,238,400)

Net realized and unrealized gain from investment activities	424,884

Net increase in net assets resulting from operations	$8,567,488

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the years ended November 30,

	2007	2006

From operations:
Net investment income	$8,142,604	$9,402,522

Net realized gain from investments	3,450,147	5,791,134

Net realized gain from futures	2,532,642	1,047,950

Net realized gain from swap agreements	149,670	122,921

Net realized gain (loss) from forward foreign currency contracts and foreign currency transactions	(577,936)	1,623,832

Net change in unrealized appreciation/(depreciation) of:

Investments	(3,498,228)	4,905,635

Futures	(72,384)	101,108

Options written	(4,276)	—

Swap agreements	(316,351)	184,257

Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(1,238,400)	830,877

Net increase in net assets resulting from operations	8,567,488	24,010,236

Dividends and distributions to shareholders from:
Net investment income	(11,118,076)	(15,159,402)

Net realized gains	(5,782,295)	(1,855,999)

Total dividends and distributions to shareholders	(16,900,371)	(17,015,401)

Net increase (decrease) in net assets	(8,332,883)	6,994,835

Net assets:
Beginning of year	216,398,395	209,403,560

End of year	$208,065,512	$216,398,395

Distributions in excess of net investment income	$(3,712,312)	$(4,104,799)

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding thoughout each year is presented below:

	For the years ended November 30,

	2007	2006	2005	2004	2003

Net asset value, beginning of year	$11.85	$11.47	$13.12	$12.93	$12.15

Net investment income	0.45 *	0.51	0.54	0.54	0.53

Net realized and unrealized gains (losses) from investment activities	0.03	0.80	(0.28)	0.94	1.53

Net increase from investment operations	0.48	1.31	0.26	1.48	2.06

Dividends from net investment income	(0.61)	(0.83)	(1.17)	(1.29)	(0.78)

Distributions from net realized gains from investments	(0.32)	(0.10)	(0.63)	—	(0.33)

Distributions from paid-in-capital	—	—	(0.11)	—	(0.17)

Total dividends and distributions	(0.93)	(0.93)	(1.91)	(1.29)	(1.28)

Net asset value, end of year	$11.40	$11.85	$11.47	$13.12	$12.93

Market price per share, end of year	$10.38	$11.67	$10.56	$14.60	$14.44

Total market price return(1)	(3.45)%	19.70%	(17.37)%	10.89%	23.18%

Total net asset value return(2)	4.22%	11.89%	1.85%	12.10%	17.53%

Ratios/Supplemental data:
Net assets, end of year (000’s)	$208,066	$216,398	$209,404	$239,538	$236,102

Ratio of expenses to average net assets	1.22%	1.23%	1.22%	1.16%	1.19%

Ratio of net investment income to average net assets:	3.86%	4.43%	4.43%	4.21%	4.15%

Portfolio turnover	103%	74%	113%	189%	49%

*	Calculated using the average shares method.
(1)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.
(2)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Fund’s custodian.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

the effect of certain of the measurements reported in the Statement of operations for a fiscal period.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the end of the Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

(1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency and credit default swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

At November 30, 2007, the Fund had outstanding credit default swap agreements with the following terms:

						Payments
				Payments		received
	Notional		Termination	made by		by the
Counterparty	amount		dates	the Fund		Fund		Value

Deutsche
Bank AG	USD	2,000,000	12/20/12	—	(1)	2.3300	%(2)	$(437)

Goldman Sachs
International	USD	1,750,000	09/20/08	—	(3)	6.0000	(2)	(68,416)

								$(68,853)

(1)	Payment to the counterparty will be made upon the occurrence of a credit event with respect to the VTB Capital SA 6.609% bond, due 10/31/12.
(2)	Payments are based on the notional amount.
(3)	Payment to the counterparty will be made upon the occurrence of a credit event with respect to the Countrywide Home Loans Inc. 4.000% bond, due 03/22/11.

Currency type abbreviation:
USD	United States Dollar

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

At November 30, 2007, the Fund had outstanding interest rate swap agreements with the following terms:

					Payments
				Payments	received
	Notional		Termination	made by	by the
Counterparty	amount		dates	the Fund	Fund	Value

Deutsche
Bank AG	USD	104,000,000	04/09/08	—(1)	4.6150%	$(28,572)

Merrill Lynch	USD	52,000,000	04/02/08	—(1)	4.6650	(13,286)

						$(41,858)

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2007.
BBA	British Banking Association

Currency type abbreviation:
USD	United States Dollar

Option writing—The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the year ended November 30, 2007 for the Fund was as follows:

Amount of
	Number of	premiums
	contracts	received

Options outstanding at November 30, 2006	—	$—

Options written	204	200,999

Options terminated in closing purchase transactions	—	—

Options expired prior to exercise	—	—

Options outstanding at November 30, 2007	204	$200,999

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with related entities
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. At November 30, 2007, the Fund owed UBS Global AM $165,789 for investment advisory and administration fees.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended November 30, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $39,196,878. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM,

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Securities lending
The Fund may lend securities up to 3333 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC is the lending agent. For the year ended November 30, 2007, UBS Securities LLC earned $2,041 in compensation as the Fund’s lending agent. At November 30, 2007, the Fund owed UBS Securities LLC $140 in compensation as the Fund’s lending agent.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2007. For the years ended November 30, 2007 and November 30, 2006, the Fund did not issue or repurchase any shares of common stock.

Purchases and sales of securities
For the year ended November 30, 2007, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $195,145,250 and $196,518,963, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts,

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

if any, the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision is required.

The tax character of distributions paid during the fiscal year ended November 30, 2007 was as follows:

Distributions paid from:	2007	2006

Ordinary income	$12,824,898	$15,745,694

Net long-term capital gains	4,075,473	1,269,707

	$16,900,371	$17,015,401

At November 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$780,939

Undistributed long-term capital gains	2,039,256

Accumulated capital and other losses	(4,781,022)

Net unrealized appreciation	3,927,236

Total accumulated earnings	$1,966,409

For federal income tax purposes, the tax cost of investments and the components of net unrealized appreciation of investments at November 30, 2007 were as follows:

Tax cost of investments	$206,676,190

Gross unrealized appreciation	12,056,965

Gross unrealized depreciation	(8,143,647)

Net unrealized appreciation	$3,913,318

The difference between book-basis and tax-basis net unrealized appreciation of investments is attributable to premium amortization adjustments, wash sales and options marked to market.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2007, the Fund’s distributions in excess of net investment income were decreased by $3,367,959, accumulated net realized gain from investment activities was decreased by $3,367,960 and capital stock was increased by $1. These differences are primarily due to tax treatment of foreign currency transactions, paydown gains and losses, reclassification of distributions for tax purposes, adjustments for certain debt obligations and the tax treatment of swaps.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2007

On July 13, 2006, FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as an expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Based on the Securities and Exchange Commission’s announcement on December 22, 2006, the implementation of FIN 48 must be incorporated into accounting practice no later than the last business day of the Fund’s May 31, 2008 semiannual report. Management continues to evaluate the application of FIN 48 to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements.

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders
Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
January 24, 2008

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2007. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2008. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). As of September 30, 2007, UBS Global AM had approximately $162.7 billion in assets under management. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG and a member of the UBS Global Asset Management division, which had approximately $801.1 billion in assets under management worldwide as of September 30, 2007.

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Strategic Global Income Fund, Inc.

General information (unaudited)

Investment policy changes:
As noted in the last shareholder report, there have been some adjustments to the Fund’s investment policies during the fiscal year ended November 30, 2007. These policy changes are expected to facilitate the efficient management of the Fund. Information on the changes appears below. The discussion below is consistent with that contained in the semi-annual report for the period ended May 31, 2007.

Changes in non-fundamental investment policies to add references to third major ratings agency: The Fund’s Board of Directors approved changes to certain of its non-fundamental investment policies. The Fund invests in a wide range of US and non-US debt securities. The Fund has several nonfundamental investment policies relating to credit ratings. For example, the Fund has had a policy that it normally invests at least 65% of its total assets in securities that, at the time of purchase, are rated “at least BBB by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (‘S&P’), or Baa by Moody’s Investors Service, Inc. (‘Moody’s’) or, if not rated by S&P or Moody’s, determined by ... [the Fund’s investment advisor, UBS Global Asset Management (Americas) Inc. (“UBS Global Asset Management”)] to be of comparable quality... .”

The Fund’s Board approved changes to its non-fundamental policies to add similar, explicit references to a third ratings agency, Fitch Ratings (“Fitch”) where the other two rating agencies named above already appear. This change was effective as of June 12, 2007. UBS Global Asset Management believes that Fitch may issue ratings in some markets or on some securities that are not covered to the same extent by S&P and Moody’s. UBS Global Asset Management may view the Fitch ratings similarly to the ratings issued by S&P and Moody’s. The changes in the Fund’s investment policies will enable UBS Global Asset Management to cease treating securities rated by Fitch as “unrated” for purposes of certain limitations, thereby no longer prompting an internal determination by UBS Global Asset Management that such securities are of “equivalent credit quality.” These changes are not expected to have a material impact on how UBS Global Asset Management manages the Fund.

Clarification to asset segregation policy

Cover for certain derivatives strategies. Transactions using derivative instruments other than purchased options expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless

Strategic Global Income Fund, Inc.

General information (unaudited)

it owns either (1) an offsetting (“covered”) position in securities, currencies, or other futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for hedging transactions and will, if the guidelines so require, set aside cash or liquid securities, marked to market daily, in a segregated account with its custodian in the prescribed amount.

With respect to futures contracts, the Fund will cover its obligations under the futures transactions in which it participates by either (i) holding offsetting positions that appropriately equal the daily market value of the Fund’s position in the futures contract (less the initial margin and any variation margin deposited with a futures commissions merchant) or (ii) accruing such amounts on a daily basis and maintaining segregated assets to cover the futures contract. With respect to a futures contract that is not contractually required to “cash-settle” the Fund must cover its open position by maintaining segregated assets equal to the contract’s full, notional value. However, the Fund may net non-cash settled futures contracts if the futures have the same expiration date and underlying instruments. With respect to a futures contract that is contractually required to “cash-settle,” the Fund is permitted to maintain segregated assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

The Fund will only enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when the Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place segregated assets in a segregated account of the Fund in equal amount to the contract’s full, notional value. However, currency contracts with respect to identical currencies may be netted against each other, and, in such cases, the Fund’s custodian, or sub-custodian will place segregated assets in a segregated account of the Fund in an amount equal to the net amount owed (the unrealized loss) by the Fund.

Strategic Global Income Fund, Inc.

General information (unaudited)

When the Fund enters into a non-deliverable forward transaction, the Fund’s custodian will maintain segregated assets in an amount not less than the value of the Fund’s unrealized loss under such non-deliverable forward transaction. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be designated as segregated assets on a daily basis so that the value of the account will equal the amount of the Fund’s unrealized loss under the non-deliverable forward agreement.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivatives instrument is still open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet current obligations.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

Strategic Global Income Fund, Inc.

General information (unaudited)

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000 and again in May 2005. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the

Strategic Global Income Fund, Inc.

General information (unaudited)

NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses. The Fund’s Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made no less frequently than annually.

Revised distribution characteristics for distributions made from January 2007 through May 2007 and additional information
In 2007 press releases issued through the end of May, the Fund provided estimated information regarding the sources of its monthly distributions. Those press releases and certain related shareholder notices indicated that prior 2007 distributions were estimated to be sourced from a combination of net investment income and long-term or short-term capital gains. The Fund subsequently determined to reclassify certain distributions made earlier that year in connection with an annual tax filing made in July 2007. The Fund reclassified the sources of the distributions made from January 2007 through May 2007 from certain various percentages of net investment income and/or long-term or short-term capital gains, noted in previous disclosures, to the following (as previously noted in the

Strategic Global Income Fund, Inc.

General information (unaudited)

semi-annual report for the period ended May 31, 2007): for distributions declared in January 2007 and February 2007, the estimated source of the these distributions was long-term capital gains only; for the distribution declared in March 2007, the estimated source of that distribution was 86% long-term capital gains and 14% short-term capital gains; for the distribution declared in April 2007, the estimated source of that distribution was short-term capital gains; and for the distribution declared in May 2007, the Fund estimated that 5% of this monthly distribution represented short-term capital gains and 95% represented net investment income. This readjustment does not change the amount of the distributions that had been paid, only their estimated characteristics.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund, Inc. (the “Fund”) on July 18, 2007, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund. In addition, one of the Independent Directors and legal counsel to the Independent Directors met several times with management and representatives of PricewaterhouseCoopers LLP (“PwC”) to discuss management’s proposed profitability methodology and made suggestions for changes to the methodology. As a result of management’s focus on the profitability methodology and this series of meetings, the Independent Directors received extensive information on UBS Global AM’s profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board received materials detailing the administrative services provided to the Fund by UBS Global AM, which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund’s service providers.

The Independent Directors also met for several hours the evening before the board meeting to discuss matters related to the Fund and other funds subject to their oversight and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration agreement (unaudited)

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by UBS Global AM. The board considered the nature, extent and quality of administrative and shareholder services performed by UBS Global AM and its affiliates. The board also considered the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel at UBS Global AM and had received information regarding the persons responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration agreement (unaudited)

that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had over $700 billion of assets under management worldwide as of June 2007.

The board reviewed how transactions in Fund assets are effected. The board also reviewed the Fund’s brokerage policies and practices, the standards applied in seeking best execution, policies and practices regarding soft dollars, the use of a broker affiliated with UBS Global AM and the existence of quality controls applicable to brokerage allocation procedures. In addition, UBS Global AM also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation plan.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration agreement (unaudited)

In addition to the Contractual and Actual Management Fees, the board also reviewed and considered the total expenses for the Fund. The comparative Lipper information showed that the Fund’s Contractual Management Fee and total expenses were in the fourth quintile, while its Actual Management Fee was in the fifth quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). The board noted management’s explanation that the Fund, unlike many in its Expense Group, has a dedicated component of its investment portfolio invested in emerging market debt and high yield instruments, adding greater complexity to the portfolio management team’s analysis of potential investments and which, therefore, can be more costly to manage than funds that invest predominantly in investment grade instruments.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, ten-year and since inception periods ended April 30, 2007 and (b) annualized performance information for each year in the ten-year period through April 30, 2007. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance, including with respect to the Fund’s benchmark index.

The comparative Lipper information showed that the Fund’s performance was in the fifth quintile for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. Although the Lipper information did not assign a quintile ranking for the since inception period (which was comprised of a limited number of funds), the performance data indicated that the Fund would have fallen within

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration agreement (unaudited)

the second quintile since inception. (The first quintile represented that fifth of the funds in the Performance Universe with the highest performance, and the fifth quintile represented that fifth of the funds in the Performance Universe with the lowest performance.) Management explained that the Fund, which had a lower risk profile and had been managed more conservatively than a number of funds in its Performance Universe, did not utilize leverage, contributing to the Fund’s relative underperformance versus its peers during the past year’s strong market. In addition, management noted to the board that taking into account the volatility of the Performance Universe’s returns, the Fund’s return for each of the comparison periods was close to that of its Performance Universe’s mean return. Based on its review, the board concluded that the Fund’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Global AM’s allocation methodologies used in preparing this profitability data, as noted above. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory agreements of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration agreement (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the Directors and is being mailed to shareholders concurrently with this annual report.

Interested Director
Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Meyer Feldberg;(2) 65 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is a also senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 30 investment companies (consisting of 59 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Non-interested Directors

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 72 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 67 207 Benedict Ave Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 60 Kissinger McLarty Associates 900 17th Street, 8th Floor Washington, DC 20006	Director	Since 1996	Mr. Burt is a senior advisor to Kissinger McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 67 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Non-interested Directors (concluded)

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Heather R. Higgins; 48 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She had also served on the board of the Hoover Institution (executive committee) (1995–2000 and 2001–2007).

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 46 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph Allessie*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 41	Vice President and Treasurer	Since 2000 (Vice President) and since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2001) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 49	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joanne M. Kilkeary*; 39	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is an associate director (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 36	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Steven J. LeMire*; 38	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 45	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (contiued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Nancy D. Osborn*; 41	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

John A. Penicook, Jr.**; 49	Vice President	Since 2002	Mr. Penicook is a managing director (since 2000) and co-head of global fixed income of UBS Global AM—Americas region. Mr. Penicook is a vice president of three investment companies (consisting of three portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 42	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Uwe Schillhorn**; 43	Vice President	Since 2004	Mr. Schillhorn is an executive director, and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 51	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and senior member of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Kai R. Sotorp**; 48	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 104 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Keith A. Weller*; 46	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 104 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each director serves until the next annual meeting of shareholders or until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-four (74) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.

(2)	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

Strategic Global Income Fund, Inc.

New York Stock Exchange certifications (unaudited)

Strategic Global Income Fund, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which includes a copy of this annual report along with other information about the Fund. After the Fund’s 2007 annual meeting of shareholders, it filed a certification with the NYSE on March 23, 2007 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	John Penicook
President	Vice President

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Thomas Disbrow
Vice President and Treasurer

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2008 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $53,500 and $53,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,700 and $3,773, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2007 and 2006 semiannual financial statements, and (2) review of the consolidated 2006 and 2005 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,150 and $4,150, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:

In each of the fiscal years ended November 30, 2007 and November 30, 2006, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 Revised as of May 2007)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

...

2.
Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)
According to E&Y, for the fiscal year ended November 30, 2007, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate fees billed by E&Y of $378,555 and $370,073, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2007	2006
Covered Services	$7,850	$7,923
Non-Covered Services	$370,705	$362,150

(h)
The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Uwe Schillhorn
		Title – Vice President
		Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is an executive director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

	Information is as of – January 29, 2008

(a)	(2)	(i) Portfolio Manager

		Uwe Schillhorn

(a)	(2)	(ii) (A) Registered Management Investment Companies

The portfolio manager is responsible for 4 additional Registered Management Investment Companies (not including the Registrant) totaling approximately $423 million in total assets as of November 30, 2007.

(a)	(2)	(ii) (B) Other Pooled Investment Vehicles

		The Portfolio Manager is responsible for 10 additional Other Pooled Investment Vehicles totaling approximately $2 billion in total assets as of November 30, 2007.

(a)	(2)	(ii) (C) Other accounts

		The Portfolio Manager is responsible for 20 additional accounts totaling approximately $5.1 billion in total assets as of November 30, 2007.

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

		None

(a)	(2)	(iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

	(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2007.)

(a)	(3)	Compensation.

The compensation received by portfolio managers at UBS Global AM, including Mr. Schilhorn, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based benchmark over one, two and three year periods. With respect to the Registrant, the benchmark in effect as of November 2007 is a blended benchmark composed of 67% of Citigroup World Government Bond Index and 33% JP Morgan Emerging Markets Bond Index-Global (in USD).

(Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2007, except as otherwise noted.)

(a)	(4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of November 30, 2007.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant’s Report on Form N-CSR filed February 5, 2004 (Accession Number: 0001206774-04-000032)(SEC File No. 811-06475).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2008

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 29, 2008